4Q22 Investor Presentation December 13, 2022

Disclosures FORWARD-LOOKING STATEMENTS This investor presentation contains forward-looking statements, as defined by federal securities laws, including statements about CapStar Financial Holdings, Inc. (“CapStar”) and its financial outlook and business environment. All statements, other than statements of historical fact, included in this release and any oral statements made regarding the subject of this release, including in the conference call referenced herein, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are “forward-looking statements“ within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1955. The words “expect“, “anticipate”, “intend”, “may”, “should”, “plan”, “believe”, “seek“, “estimate“ and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, including, but not limited to: (I) deterioration in the financial condition of borrowers of the Company and its subsidiaries, resulting in significant increases in loan losses and provisions for those losses; (II) the effects of the emergence of widespread health emergencies or pandemics, including the magnitude and duration of the Covid-19 pandemic and its impact on general economic and financial market conditions and on the Company’s customer’s business, results of operations, asset quality and financial condition; (III) the ability to grow and retain low-cost, core deposits and retain large, uninsured deposits, including during times when the Company is seeking to lower rates it pays on deposits; (IV) the impact of competition with other financial institutions, including pricing pressures and the resulting impact on the Company’s results, including as a result of compression to net interest margin; (V) fluctuations or differences in interest rates on loans or deposits from those that the Company is modeling or anticipating, including as a result of the Company’s inability to better match deposit rates with the changes in the short term rate environment, or that affect the yield curve; (VI) difficulties and delays in integrating required businesses or fully realizing cost savings or other benefits from acquisitions; (VII) the Company‘s ability to profitably grow its business and successfully execute on its business plans; (VIII) any matter that would cause the Company to conclude that there was impairment of any asset, including goodwill or other intangible assets; (IX) the vulnerability of the Company’s network and online banking portals, and the systems of customers or parties with whom the Company contracts, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; (X) the availability of and access to capital; (XI) adverse results (including costs, fines, reputational harm, inability to obtain necessary approvals, and/or other negative affects) from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the Covid-19 pandemic; and (XII) general competitive, economic, political and market conditions. Additional factors which could affect the forward-looking statements can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed with the SEC. The Company disclaims any obligation to update or revise any forward-looking statements contained in this press release (we speak only as of the date hereof ), whether as a result of new information, future events, or otherwise.   NON-GAAP MEASURES This investor presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information may include certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations. Such measures may include: “Efficiency ratio – operating,” “Expenses – operating,” “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating”, "Tangible common equity to tangible assets" or other measures. Management may include these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating CapStar’s underlying performance trends. Further, management uses these measures in managing and evaluating CapStar’s business and intends to refer to them in discussions about our operations and performance. Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’ included in the exhibits to this presentation.

CapStar Overview



Nashville
Knoxville
NORTH CAROLINA
Asheville
TENNESSEE
Chattanooga
2 States
14 Counties
24 Locations

Mission: To win long-term relationships and positively impact our customers' lives by setting the standard in ***Guidance***, ***Responsiveness***, ***Flexibility***, and ***Service***.

S&P Global Market Intelligence
#18 Large Community Bank in the Country

RAYMOND JAMES®
2021 Community Bankers Cup Award Winner

BankDirector Ranking Banking Top 25 U.S. Banks

HOVDE GROUP
High Performers - The Class of 2022

- Experienced and shareholder-oriented management team
- Favorable geographic market position
- Performance and growth-oriented bank

Market Data

Ticker	CSTR
Price(1)	$17.85
Market Cap(1)	$391MM
P/2023 CE(2)	9.3
P/TBV(1)	130%
Avg. Daily Vol. (30d)	42,000
Insider Ownership(3)	8.6%
Institutional Ownership(1)	46.9%
Dividend Yield(1)	2.2%

3Q22 Snapshot

Dollars in Millions

BALANCE SHEET (EOP)	
Total Assets	$3,167
Total Loans HFI (Excl PPP)	$2,291
Total Deposits	$2,634
CAPITAL RATIOS	
TE / TA	9.65%
CET 1 Ratio	12.70%
Total RBC Ratio	14.59%
ASSET QUALITY	
NCOs / Average Loans(4)	0.02%
NPAs / Loans HFI + OREO	0.30%
Texas Ratio(5)	2.44%

(1) Source S&P Capital IQ: Market data as of 12/08/2022
(2) Price/2023 consensus EPS
(3) Based on the proxy statement (Schedule 14A) dated 3/10/2022
(4) Annualized
(5) Texas ratio defined as: (NPAs + Loans>90 Days) / (Tangible Common Equity + ALLL)

3

Simple, Focused, and Disciplined Target Customer Small to mid-sized businesses generally with $5-250MM in revenue and their owners/management Professionals Relationship retail Commercial real estate investors Strategy Provide a relationship-based and highly personal banking experience Win through responsiveness, flexibility, and customer service Seek low-cost deposits and operate efficiently Invest/lend prudently; never sacrificing risk adjusted returns for growth Delivery Hire well; attract and retain highly-effective employees Focus on where we can find the best people; not filling in a geographic map Limit bricks and mortar to strategically located offices Enable technology to provide a ‘WOW!’ employee and customer experience Goals Meaningful relationships and outstanding customer service High returns on capital Stable growth in earnings and tangible book value per share Disciplined capital allocation Business Model

Leadership Team Executive Leadership Title Age Financial Services Experience Year Joined Tim Schools President & CEO 52 24 2019 Jennie O’Bryan Chief Administrative Officer 56 38 2019 Kevin Lambert Chief Credit Officer 59 36 2021 Mike Fowler Chief Financial Officer 66 42 2020 Amy Goodin Chief Risk Officer 50 22 2000 Mike Hill EVP Banking 54 28 2020 Chris Tietz EVP Specialty Banking 59 36 2016 Ken Webb EVP Bank Operations 68 45 2008

3Q22 Financial Highlights

Executing on strategic objectives Enhance profitability and earnings consistency Accelerate organic growth Maintain sound risk management Execute disciplined capital allocation Third quarter results Earnings per share of $0.37 Average loan growth of 9.2% annualized, NIM of 3.50% and net charge-offs of 0.02% Unusual items include: $2.1 million loss related to disposition or transfer of remaining Tri-Net loans $2.2 million related to two operational losses for which the bank is seeking possible recovery ($0.8) million of voluntary executive incentive reversal Investments Additional Asheville and Knoxville Commercial Relationship Managers Additional Correspondent Banker Highlights

Scorecard REVENUE GROWTH(1) Target: >=5% 3Q22 YTD: (10.4%) NET INTEREST MARGIN Target: >=3.60% 3Q22: 3.50% EFFICIENCY Target: <=55% 3Q22: 61.53% NET CHARGE OFFS Target: <=0.25% 3Q22: 0.02% Four Key Drivers (1) Year over year (2) Tangible book value per share of common stock excluding after-tax unrealized available for sale investment (gains) losses (2)

    3Q22 2Q22 3Q21                   Profitability   Net Interest Margin(1) 3.50% 3.41% 3.12%   Efficiency Ratio(2) 61.53% 56.32% 53.06%   Pretax Preprovision Income / Assets(3) 1.40% 1.70% 2.03%   Return on Average Assets 1.03% 1.28% 1.64%   Return on Average Tangible Equity 10.24% 12.74% 16.28% Growth Total Assets (Avg) $3,147 $3,129 $3,171 Growth   Total Deposits (Avg) $2,659 $2,665 $2,732   Total Loans HFI (Avg) (Excl PPP) $2,241 $2,144 $1,790   Diluted Earnings per Share $0.37 $0.45 $0.59 Tangible Book Value per Share $13.73 $14.17 $14.53             Soundness   Net Charge-Offs to Average Loans (Annualized) 0.02% 0.00% 0.05%   Non-Performing Assets / Loans + OREO 0.30% 0.11% 0.20%   Allowance for Loan Losses + Fair Value Mark / Loans Excl PPP 1.09% 1.09% 1.41%   Common Equity Tier 1 Capital 12.70% 12.87% 13.95%   Total Risk Based Capital 14.59% 14.79% 16.23% Calculated on a tax equivalent basis Efficiency ratio is Noninterest expense divided by the sum of net interest income and noninterest income Pre-tax Pre-provision Operating ROA calculated as ROA excluding the effect of provision and income tax expense (Dollars in millions, except for per share data) Key Performance Indicators

Favorable Market Position

CapStar’s Unique Profile NORTH CAROLINA TENNESSEE Asheville Knoxville Chattanooga Nashville Big enough to compete, small enough to win on flexibility and responsiveness Positioned in four of the most attractive markets in two of the top states to do business Positive competitive trends present tremendous opportunities for customers and talent Largest banks continue to lose market share Largest Tennessee-based bank announced sale to foreign entity in 1Q22 Community banks continue to decline in number A number of banks are working through management succession Significant excess capital and capital generation to support growth

According to the U.S. Census Bureau (from 2020 to 2021), the South was the most populous of the nation’s four regions and the only region that had positive net domestic migration (movement of people from one area to another within the U.S.); North Carolina ranked 4th and Tennessee ranked 8th in the nation for numeric population growth. Relative Market Strength America’s Top States for Business North Carolina and Tennessee ranked #1 and #6 overall North Carolina and Tennessee ranked #1 and #2 in Economy Best State Rankings Tennessee ranked #1 and North Carolina #5 nationally for Long-Term Fiscal Stability States Americans Headed to Most Tennessee ranked #3 and North Carolina #19 nationally for relocations in 2021 Tennessee was #1 and North Carolina #9 in 2020 Sources: https://www.cnbc.com/2022/07/13/americas-top-states-for-business-2022-the-full-rankings.html; https://www.usnews.com/news/best-states/rankings/fiscal-stability/long-term; https://myuhaulstory.com/2022/01/03/u-haul-reveals-top-50-growth-states-of-2021/

1 Charlotte, NC $336.5 bil 2 Atlanta, GA $237.5 bil 3 Richmond, VA $142.8 bil 4 Nashville, TN $92.6 bil 5 Birmingham, AL $50.3 bil 6 Memphis, TN $41.2 bil 7 Louisville, KY $43.4 bil 8 Raleigh, NC $54.9 bil 9 Virginia Beach, VA $35.9 bil 10 Columbia, SC $28.5 bil 11 Knoxville, TN $24.2 bil 12 Greenville, SC $25.1 bil 13 Charleston, SC $22.7 bil 14 Greensboro, NC $18.6 bil 15 Chattanooga, TN $15.3 bil 16 Lexington, KY $16.2 bil 17 Huntsville, AL $11.7 bil 18 Asheville, NC $11.5 bil Sources: S&P Capital IQ, FDIC Deposit Market Share Report (June 30, 2022) Includes all MSAs located in AL, GA, KY, NC, SC, TN, and VA with 2021 population greater than 750,000; includes Asheville, NC, Chattanooga, TN and Lexington, KY 2022 - 2027 Projected Population Growth Total Deposits in Market Greensboro, NC Memphis, TN Louisville, KY Columbia, SC Virginia Beach, VA Asheville, NC USA Greenville, SC Lexington, KY Birmingham, AL Chattanooga, TN Richmond, VA Charlotte, NC Knoxville, TN Charleston, SC Raleigh, NC Atlanta, GA Nashville, TN Huntsville, AL Attractive Demographics

Deposits and Key Demographics by County(1) FDIC Deposit data as of June 30, 2022; Source: S&P Capital IQ Announced expansion into Chattanooga (Hamilton County) in October 2021 Announced expansion into Asheville (Buncombe County) in July 2022 County MSA Deposits In Market ($000) Market Rank (#) 2022 Population (000) 2022-2027 Projected Population Change (%) 2022 Median HH Income ($) 2022-2027 Projected HH Income Change (%) Metro Markets Davidson Nashville Nashville $1,074,683 $1,073,789 8 10 702.9 700.9 4.5% 73.1 17.5% McMinn Athens Athens 275,753 440,923 1 1 54.9 53.6 3.8% 49.9 11.7% Sumner Nashville Nashville 140,205 200,539 9 9 202.2 192.6 7.1% 76.6 12.2% Williamson Nashville Nashville 105,448 165,600 13 15 256.3 241.2 7.6% 120.8 4.7% Bradley Cleveland Cleveland 37,544 56,647 9 10 111.1 108.3 5.1% 60.3 11.0% Rutherford Nashville Nashville 35,930 35,269 13 17 352.6 337.5 7.4% 76.5 13.8% Knox Knoxville Knoxville --- 27,477 --- 26 484.7 471.7 5.2% 66.1 11.1% Hamilton(2) Chattanooga 18,389 18 378.6 5.1% 64.5 10.0% Buncombe(3) Asheville - - 466.8 2.8% 62.6 11.9% Community Markets Coffee Tullahoma $141,894 182,632 2 3 58.9 56.5 5.5% 59.1 9.9% Monroe --- 86,394 136,335 4 4 47.9 46.7 4.3% 49.1 9.9% Lawrence Lawrenceburg Lawrenceburg 80,896 112,717 3 3 45.1 44.2 4.4% 49.3 11.9% Cannon Woodbury Nashville 77,914 113,391 1 1 15.2 14.7 5.5% 62.1 7.2% Wayne --- 69,729 70,479 3 3 16.5 16.5 1.0% 47.0 13.1% Attractive Demographics

Balance Sheet Strength

End of Period Balances as of September 30, 2022 Deposit Composition Quality Funding Profile Strategy Emphasizing a deposit first culture Increasing importance of DDA and core funding Further investing in correspondent banking Disciplined usage of alternative funding sources Pricing Implemented pricing discipline Proactive monitoring of market competition Portfolio Characteristics Long-time loyal customers within community markets Strong treasury management and digital banking capabilities

Credit Culture Experienced bankers and underwriters Diversify by type, sector, and geography Collateral and guarantees standard Big bets discouraged Participations and shared national credits avoided Underwriting and Portfolio Management Weekly credit committee; approves relationships > $4MM Centralized consumer and small business underwriting Monthly asset quality reviews Continuous independent external loan review Annual external stress test Loan Portfolio Summary(2) Past due loans as a % of loans held for investment totaled 0.63% Loan losses averaging < $98K over last 8 quarters  In-market loans at 97%(3) Shared national credits < 1.20% Other participations < 4.00% Commercial & Industrial includes Commercial & Industrial loans and Owner Occupied CRE loans As of September 30, 2022 Excludes the 2Q22 and 3Q22 movement of Tri-Net loans Loan Composition End of Period Balances as of September 30, 2022 Disciplined Credit Culture (1)

Loan Portfolio Performance Net charge-offs remained low and have averaged less than $98K over the last 8 quarters Past Due increase related to: two credits totaling $8.3MM for which the Company feels the risk of loss is minimal matured loans not renewed totaling $1.6MM three fully guaranteed PPP loans totaling $0.4MM 15% improvement in Criticized and Classified loans

Profitability Initiatives

Net Interest Margin Creating deposit first culture Implemented deposit pricing disciplines Improved loan generation capabilities Managing interest rate risk close to neutral Productivity Adopting peer benchmarking culture Aligning incentives and increasing accountability Increased focus on share of wallet Implementing productivity measurements for all positions Reviewing 100% of operating expenses Capital Allocation Evaluating strategies for excess capital and future capital generation Investing in our core business through additional bankers in Asheville, Chattanooga, Knoxville, and Nashville Established dividend guidelines targeting a 20-30% payout ratio Defined share repurchase parameters to allow us to be opportunistic Activities Underway

Internal Investment Primary Focus – investing in our core business Seeking organic growth that meets or exceeds our cost of capital Chattanooga, Knoxville, and Rutherford/Williamson markets current loan outstandings ~$654MM Dividends Targeting 20-30% payout ratio Paid $0.10 dividend per share in 3Q22 Share Repurchase At times, our stock is our best investment $30MM authorization 299,206 shares purchased year-to-date $23.9MM remaining M&A Must have strong strategic rationale Disciplined pricing (1) (1) (1) (1) 1 2 3 4 Capital Allocation Strategies (1) Source: S&P Capital IQ, Peer Medians based on Selected Nationwide Major Exchange Banks and Thrifts with Assets $2.0 Billion - $6.5 Billion as of 3Q22

Growth Opportunities

Increasing core banking capabilities Accelerating loan production 21 Bankers Jan 2020 $550M Loan Pipeline 35 Bankers October 2022 Loan Pipeline $250M Stronger line-up of high-performing bankers From 21 in 2020 to 35 bankers today Average pipeline per banker has increased from $12MM to $15MM Targeting minimum pipelines and portfolios of $10MM and $100MM each New Market Progress Entered Knoxville in February 2020 with loans totaling $188MM at October 31, 2022 Entered Rutherford/Williamson County markets in October 2020 with loans totaling $237MM at October 31, 2022 Entered Chattanooga in November 2021 with loans totaling $229MM at October 31, 2022 Announced entry into Asheville in July 2022 $296M 2019 $445M 2020 $674M 2021 $755M 1Q22 $871M 2Q22 $758M 3Q22 Annualized Loan Production Banking

Announced expansion into Knoxville in January 2020 with the hiring of five veteran, local bankers, capitalizing on CapStar’s 2018 investment of Athens Bancshares Corporation (Athens Federal) New office location off Kingston Pike in Knoxville opened November 2020 Strategically: Consistent with our message of investing excess capital in local market, core banking Demonstrates quality high-quality lift-out experience Low risk vs acquisitions Diversifies CapStar’s markets and revenues Provides strong in-state loan potential for current excess liquidity Results: $188MM in loans; $37MM in deposits as of October 31, 2022 Knoxville Expansion Former Athens Federal Markets Knoxville

Following 4Q21 successful entry into Chattanooga, added four additional relationship managers to our existing five to grow and serve Chattanooga customers Strategically: Consistent with our message of investing excess capital in local market, core banking With Knoxville, demonstrates quality high-quality lift-out experience Low risk vs acquisitions Diversifies CapStar’s markets and revenues Complimentary to Athens Federal and Knoxville investments Provides strong in-state loan potential for current excess liquidity Results: $229MM in loans; $27MM in deposits as of October 31, 2022 Former Athens Federal Markets Knoxville Chattanooga Chattanooga Expansion

Western North Carolina Led by one Commercial Relationship Manager, hired to grow and serve Asheville customers Strategically: Consistent with our message of investing excess capital in local market, core banking With Chattanooga and Knoxville, demonstrates quality high-quality lift-out experience Low risk vs acquisitions Diversifies CapStar’s markets and revenues Twelve community banks have been acquired since 2008 Commercial customers now frequently served from Charlotte Asheville Expansion

Looking Forward

4Q22 Outlook As of December 2022 Economy Increase in the Fed Funds rate over the next year with further yield curve inversion A potential for slower economic growth or recession Loan Growth Targeting high single digit loan growth with appropriate spreads to align with funding trends Deposit Growth Continuing to develop deposit capabilities to provide an improved long-term funding base Disciplined use of alternative funding such as brokered CDs and wholesale funding Net Interest Income Strong loan pipeline and production provide opportunity for continued NII growth Deposit pricing pressure has increased as more rate sensitive customers are more aggressively exploring options Loan pricing headwind as competitors have not fully responded to market rate increases Anticipate our net interest margin to be flat or in this range Provision Expense Continued low net charge-offs and stable credit trends though not immune to economic conditions Adoption of CECL 1/1/23 Non-Interest Income Challenging near-term Mortgage environment. Reduced support staff positions approximately $400K annualized in late 3Q22. Favorable long-term outlook given strong markets, strength of Mortgage team, and purchase money focus. Paused Tri-Net production in 3Q22. Reentering the market on a limited basis. 4Q22 SBA fees of $750,000 to $1MM. Recruited additional SBA team late 4Q22. Non-Interest Expense Bank-only expense of approximately $16.5MM per quarter Income Taxes Expected tax rate to remain at approximately 20% for 2022 Capital Progression toward targeted capital levels through loan growth, in-market and new market lift-outs, increased dividends, and share repurchases

Quality Management Team Strong operational and capital allocation experience Insiders own ~9% of the company Shareholder-friendly culture Catalyst for Improved Profitability and Growth Opportunity to lever expenses from bankers added in 2021 and 2022 Excess capital levels available to support balance sheet growth or share repurchases Specialty Banking businesses provided limited contribution in 2Q22 Repeatable Investment Opportunities Beneficiary of significant in-migration and growing number of dissatisfied large regional bank customers Lift-out opportunities of bankers who value an entrepreneurial culture and size where they make an impact M&A available to capitalize on continued consolidation Attractive Valuation Strong financial performance and growth metrics Attractive footprint with considerable scarcity value Opportunity for superior shareholder returns through earnings growth and multiple expansion CSTR Investment Thesis

Corporate Headquarters CapStar Financial Holdings, Inc. 1201 Demonbreun Street, Suite 700 Nashville, TN 37203 Mail: P.O. Box 305065 Nashville, TN 37230-5065 www.capstarbank.com Investor Relations (615) 732-6455 Email: ir@capstarbank.com Executive Leadership Mike Fowler Chief Financial Officer CapStar Financial Holdings, Inc. (615) 732-7404 Email: mike.fowler@capstarbank.com Contact Information